Exhibit 32.2

Certification Pursuant To
18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned hereby certifies, in my capacity as an officer of BEC Funding II, LLC, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)

the enclosed Annual Report of BEC Funding II, LLC on Form 10-K for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operation of BEC Funding II, LLC.

Dated: February 27, 2006	By:	/s/ JAMES J. JUDGE
James J. Judge
Senior Vice President,
Treasurer and Chief
Financial Officer